LVIP Cohen & Steers Global Real Estate Fund (the “Fund”) Supplement Dated September 14, 2012 to the Summary Prospectus dated June 5, 2012

This Supplement updates certain information in the Summary Prospectus for the Fund. You may obtain copies of the Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip. Please keep this Supplement with your Prospectus and other important records.

Effective September 28, 2012 the Fund will have a new name, sub-adviser, portfolio managers, investment strategies and risks.

Change to the Fund’s Sub-Adviser:

CBRE CLARION SECURITIES LLC will replace Cohen & Steers Capital Management, Inc. as the Fund’s sub-adviser.

Change to the Fund’s Name:

The name of the Fund shall be LVIP Clarion Global Real Estate Fund.

All references to the Fund’s name are revised accordingly.

Changes to the Fund’s Principal Investment Strategies and Principal Risks:

The following replaces Principal Investment Strategies page 2:

The Fund pursues its objective by investing primarily in equity securities of companies that are principally engaged in the real estate industry (“real estate companies”). Under normal market conditions, the Fund’s sub-adviser will invest at least 80% of the Fund’s net assets (plus borrowing for investment purposes, if any) in companies in the real estate industry.

The Fund’s sub-adviser defines a real estate company as a company that derives its intrinsic value from owning, operating, leasing, developing, managing, brokering and/or selling residential, commercial or industrial real estate, land or infrastructure. Real estate companies include, for example, real estate investment trusts (“REITs”).

The sub-adviser uses a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The sub-adviser first selects property sectors and geographic regions in which to invest, then uses an in-house valuation process to identify investments that it believes demonstrate superior current income and growth potential relative to their peers.

Although the Fund’s sub-adviser expects to invest primarily in common stock, it also may invest in other equity securities, including preferred stocks, convertible securities, and rights or warrants to buy common stocks. The sub-adviser may purchase equity securities in initial public offerings and Rule 144A offerings.

The sub-adviser will invest Fund assets in real estate companies located in a number of different countries, including the United States and other developed countries. The sub-adviser also may invest in companies located in countries with emerging securities markets. The sub-adviser may invest in securities of companies of any market capitalization.

The following replaces similar text in Principal Risks on page 2:

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Real Estate Sector Risk: Since the Fund is concentrated in the real estate industry, its portfolio will not be diversified among industries and may experience price declines when conditions are unfavorable in the real estate industry.

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Real Estate and REIT Risk: Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations.

The following is added to Principal Risks on page 2:

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Small and Medium Cap Companies Risk: The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.

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Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

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Initial Public Offerings (“IPO”) Risk: IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. By selling IPO shares the Fund may realize taxable gains.

The following is removed from Principal Risks on page 3:

Fund of Funds Risk.

Changes to the Fund’s Sub-Adviser

The following replaces Investment Adviser and Sub-Adviser on page 3:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation

Investment Sub-Adviser: CBRE Clarion Securities LLC

Portfolio Managers	Company Title	Experience w/Fund
T. Ritson Ferguson	Managing Director, Chief Executive Officer and Co-Chief Investment Officer	Since September 2012
Steven D. Burton	Managing Director, Co-Chief Investment Officer	Since September 2012
Joseph P. Smith	Managing Director, Co-Chief Investment Officer	Since September 2012

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